U.S. TRUST

REVIEW & OUTLOOK

EXCELSIOR BUYOUT INVESTORS, LLC

FOURTH QUARTER ENDED DECEMBER 31, 2004

EXECUTIVE SUMMARY

We are pleased to report that, as of the end of its fourth fiscal quarter ended December 31, 2004, the Excelsior Buyout Investors Fund, LLC (the “Fund”) has experienced a year-to-date NAV increase of 19.6% (or $196 per $1000 unit), reflecting positive performance across most of the Fund’s eleven managers. A cash distribution of $80 per investment unit was returned to investors in December 2004, reflecting a high level of distributions received from its underlying funds. The Fund closed on April 16, 2004, launching operations with $64 million in total capital.

PORTFOLIO OVERVIEW:

As of December 31, 2004, the Fund’s portfolio construction was complete. The Fund was comprised of 11 limited partnership interests, diversified as follows: 75.9% domestic buyouts, 14.4% European buyout funds and 9.7% allocated to funds engaged in distressed investing.

The Fund’s investments are diversified across three vintage years: 2001, 2002, and 2004, with approximately 80% of the portfolio representing funds that closed in 2001 and 2002. The remaining 20% was allocated to funds that closed in 2004. The Portfolio had 53.0% of its commitments drawn down as of December 31, 2004.

FUND OVERVIEW:

The Fund’s investment objective is to achieve long-term capital appreciation (current income is not an objective). The Fund seeks to achieve its objective by principally investing in a portfolio of ten pre-existing, leading buyout-focused funds that were identified and selected by the Investment Advisor prior to the Fund’s close. One additional commitment was made to Lincolnshire Equity Fund III, L.P. after the Fund closed, bringing the total number of underlying investments to eleven.

(1)	The information and views contained in this commentary are as of the date specified, are subject to change, are for informational purposes only and do not contend to address the financial objectives, situation or specific needs of any individual investor and should not be construed as an offer to sell interests in any fund. These comments are not necessarily representative of the opinions and views of other portfolio managers or of the firm as a whole.

(2)	Portfolio information for Excelsior Buyout Investors, LLC is based on information provided to U.S. Trust Company, N.A. by the underlying fund managers. The information presented may contain figures estimated by the underlying manager which, if subsequently revised by the underlying manager, may change the Fund’s returns.

(3)	U.S. Trust Company, N.A. is a subsidiary of the U.S. Trust Corporation, which is a wholly-owned subsidiary of The Charles Schwab Corporation.

(4)	The AIG Global Investment Group comprises a group of international investment adviser companies which provide advice, investment products and asset management services to clients around the world. Services will be provided by one or more investment management subsidiaries of American International Group, Inc.

(5)	Alternative investments are intended for qualified investors only and are sold through an offering memorandum, which contains more complete information regarding risks, fees and expenses and should be read carefully before investing. Alternative investments, including private equity funds, provide limited liquidity and include, among other things, the risks inherent in investing in securities and derivatives, using leverage and engaging in short sales. An investment in an alternative investment fund is speculative and should not constitute a complete investment program.

(6)	Additional information is available upon request.

(7)	Past performance is no guarantee of future results.

I, Doug Lindgren, on behalf of the U.S. Trust Alternative Investments Division, certify that: the views expressed in these materials accurately reflect our personal views about the subject securities and issuers and that no part of our compensation was, is or will be related to the specific recommendations or views contained in these materials.

Fund Developments: Fourth Quarter ended December 31, 2004

FUND PERFORMANCE

For the year ended December 31, 2004, the Fund has experienced a NAV increase of over 19.6% (or $196 per $1000 unit). The strong performance stemmed from an increase in the Fund’s total value relative to its cost basis (or capital invested) as of 12/31/04. Many of the Fund’s underlying managers performed well above our expectations for the quarter; increases were seen in four of the Fund’s eleven investments, partially offset by decreases in two of the Fund’s holdings. Please see Figure 1 for 2004 information. For a more detailed NAV Schedule on the Fund’s holdings, please see page 7.

Figure 1: Fund Investment Review (as of 12/31/04)*

Fund	Capital Invested	Total Value (12/31/04)
2003 Riverside Cap. Appr’n Fund	$1.1M	$1.1M
Advent Global Private Equity Fund IV	$3.3M	$5.5M
Berkshire Fund VI	$1.9M	$3.0M
Blue Point Capital Partners	$3.6M	$3.2M
Blum Strategic Partners II	$10.3M	$14.8M
Catterton Partners V	$1.2M	$1.1M
Charlesbank Equity Fund V	$4.0M	$6.4M
Lincolnshire Equity Fund III	$.05M	$.05M
Electra European Fund	$3.0M	$4.1M
MatlinPatterson Global Opportunities	$4.4M	$5.6M
OCM Principal Opportunities Fund II	$1.9M	$3.7M

TOTAL	$34.8M	$48.6M

*	Total value includes cumulative distributions through the end of the fourth quarter. Past performance is no guarantee of future results.

Several underlying managers had notable increases in value since the end of the Fund’s third fiscal quarter. Most noteworthy was Advent Global Private Equity Fund IV, which increased by 34% in the quarter ended December 31, 2004. This increase was due to increases in the valuations in several of the Fund’s portfolio companies. More specifically, one of its portfolio companies quadrupled its value during the fourth quarter.

Another of the Fund’s underlying managers—Blum Strategic Partners II—experienced a 13% increase in value during the fourth quarter. This manager made money off of a series of sales of its publicly traded fund holdings.

The Fund drew down $3.2 million from 7 of its 11 underlying managers during the quarter. The Fund’s fourth fiscal quarter was exceptionally active, with several of its underlying funds making both distributions as well as capital calls for new purchases.

DISTRIBUTIONS

The Fund made a distribution to investors on December 9, 2004 in the amount of $80.00 per membership unit. Subsequent to the end of the fourth quarter, on March 15, 2005, the Fund made another distribution of approximately $120.00 per unit of membership interest. These distributions stemmed from funds received through underlying managers’ sales of various fund holdings (see Figure 2 below for more information on fourth quarter distributions).

Figure 2: Realized Proceeds Review (as of 12/31/04)*

Portfolio Company	Date	Amount		Source of Distribution
Berkshire Fund VI	12/29/04		$0.3M	Proceeds from stock sales and interest income
Blue Point Capital Partners	11/02/04		$0.2M	Return of capital
Blum Strategic Partners II	11/16/04 12/08/04 12/15/04	$ $ $	0.6M 0.6M 1.3M	Realized proceeds from various fund holdings Realized proceeds from various fund holdings Proceeds from common stock sales
Charlesbank Equity Fund V	12/22/04		$2.1M	Proceeds from sale of fund holding
MatlinPatterson Global Opportunities Partners	12/13/04 12/29/04	$ $	0.6M 0.9M	Final proceeds from sale of fund holding Proceeds from common stock sale
OCM Principal Opportunities Fund II	10/21/04 11/30/04	$ $	0.3M 0.6M	Return of capital Return of capital

TOTAL			$7.5M

Past performance is no guarantee of future results.

U.S. MARKET OVERVIEW*

Buyout funds powered through 2004, attracting $45.8 billion in capital and posting a new record for invested capital and reloading for what looks to be another strong year in 2005. Though several factors—including a strong economy, strong deal flow and ample uninvested capital—have contributed to the strong LBO market, it has become increasingly clear that easy money and relaxed credit are now driving the buyout world. As more capital chases deals and pushed bids higher, buyout shops are turning to increased leverage in order to meet the return expectations of their investors. Lenders are only too willing to assist. The happy ending to this story calls for a smooth and steady economic recovery and just the right amount of incremental interest rate increases, while the bad ending would give rise to the moans of many a debtholder being buffeted by ratings downgrades and defaults.

Buyout activity, while moderating to some extent from the strong pace of the past several quarters, continued at a healthy pace during the latter half of 2004. The trend of “clubbing” deals, or the sharing of large deals between two or three large buyout shops, continued throughout 2004 and is expected to continue into 2005. Another trend that has emerged—particularly in the fourth quarter of 2004—is the return of strategic players to the buyout market. With solid balance sheets and improved financial performance, many corporations are now able to compete directly by accessing the same low cost debt as buyout funds. Recent examples include large transactions such as the $13.5 billion purchase of Veritas Software by Symantec and the $25 billion purchase of Guidant by Johnson & Johnson. The result of this renewed vigor on the part of corporate acquirers should be increased deal pricing in 2005.

EUROPEAN MARKET OVERVIEW

The European market has displayed good conditions on both the acquisition and exit sides. Activity level has grown substantially over the past several years. The total value of European buyouts rose 22% in 2004 compared to the previous year. The increase in activity is attributed to the selling of non-core divisions by large companies. Recent surveys have shown that European activity has surpassed that of the United States. The Fund currently holds two investments with European managers, which total 14.4% of its portfolio holdings.

OUTLOOK

We expect middle-market M&A activity to remain at their current levels well into 2005. The supply of deals is expected to be healthy through 2005, following 2004’s strong deal volume and may raise multiples further. Our expectation is based on three facts: 1) there is presently intense competition among buyers; 2) better access to financing and 3) many companies have excess cash on hand to make acquisitions. These favorable situations should give rise to increased amounts of mergers and acquisitions.

The year 2004 will finish as one of the better years for buyout fundraising since the early 1990s. Several factors contributed to the strong buyout fundraising environment of 2004, including large distributions from many older funds, the expiration and/or full investment of 1999 and 2000 vintage funds, and a more aggressive posture taken by investors with respect to private equity deployments.

Sources: Bank of America, National Venture Capital Association, Wall Street Journal (March 7, 2005), AIG.

We appreciate your participation in Excelsior Buyout Investors, LLC.

REVIEW OF CURRENT UNDERLYING MANAGERS

AS OF DECEMBER 31, 2004

U.S. BUYOUT FUNDS

BERKSHIRE PARTNERS VI, L.P.
Fund Size:	$1.7 B	Date Closed:	10/01
Allocation:	19.4%	Percent Drawn:	15.6%
Investment Strategy:		U.S. Buyouts

•	U.S. middle market growth companies with strong management teams

•	Broad industry focus including: growth manufacturing, retailing, business services, transportation/logistics, and telecomm

BLUE POINT CAPITAL PARTNERS, L.P.
Fund Size:	$311 MM	Date Closed:	07/02
Allocation:	8.7%	Percent Drawn:	64.8%
Investment Strategy:		U.S. Buyouts

•	U.S. small and middle market companies

•	Geographic focus on the Midwest, Northwest and Southeast

•	Concentration on manufacturing, distribution and services sectors

BLUM STRATEGIC PARTNERS II, L.P.
Fund Size:	$931 MM	Date Closed:	10/02
Allocation:	15.6%	Percent Drawn:	91.5%
Investment Strategy:		U.S. Buyouts

•	Value oriented investment strategy

•	Build strategic block positions by investing in small and mid-cap companies in the public markets and then force catalyst for value creation

•	Supplement strategy with participation in PIPEs and private control investments

•	Opportunistic; no industry concentration

CATTERTON PARTNERS V, L.P.
Fund Size:	$650 MM	Date Closed:	01/04
Allocation:	5.8%	Percent Drawn:	42.8%
Investment Strategy:		U.S. Buyouts

•	Focused on consumer industry: food and beverage, consumer brands, retail and marketing services

•	70/30 split between control and growth investments

CHARLESBANK EQUITY FUND V, L.P.
Fund Size:	$512 MM	Date Closed:	03/01
Allocation:	13.3%	Percent Drawn:	47.7%
Investment Strategy:		U.S. Buyouts

•	U.S. middle market companies with strong management teams

•	Broad industry focus including: manufacturing, distribution, financial services, communications, media, energy, healthcare, consumer products, business services, transportation/logistics, and telecomm

LINCOLNSHIRE EQUITY FUND III, L.P.
Fund Size:	$345 MM	Date Closed:	12/04
Allocation:	7.5%	Percent Drawn:	1.1%
Investment Strategy:		U.S. Buyouts

•	Small- and middle-market companies

•	Concentration on the manufacturing/services sectors

THE 2003 RIVERSIDE CAPITAL APPRECIATION FUND, L.P.
Fund Size:	$750 MM	Date Closed:	02/04
Allocation:	5.7%	Percent Drawn:	30.6%
Investment Strategy:		U.S. Buyouts

•	Specialize in lower middle-market companies

•	Focus on small industries or niches

•	Buy and build strategy, targeting platform companies that are industry leaders

DISTRESSED FUNDS

OCM PRINCIPAL OPPORTUNITIES FUND II, L.P.
Fund Size:	$1.3 B	Date Closed:	09/01
Allocation:	2.9%	Percent Drawn:	100.0%
Investment Strategy:		Distressed Debt

•	Target undervalued middle-market companies

•	Debt to equity strategy - Seeks control/significant minority positions through investment in distressed debt

•	Focus on telecommunications, movie exhibition, manufacturing, transportation, power infrastructure and textiles/flooring sectors

MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS, L.P.
Fund Size:	$2.2 B	Date Closed:	06/02
Allocation:	6.8%	Percent Drawn:	100.0%
Investment Strategy:		Distressed Debt

•	Target severely discounted securities and obligations

•	Seeks influential or controlling interests through the conversion of debt to equity

EUROPEAN FUNDS

ADVENT GLOBAL PRIVATE EQUITY IV A, L.P .
Fund Size:	$456 MM	Date Closed:	12/01
Allocation:	7.7%	Percent Drawn:	67.4%
Investment Strategy:		European Buyouts

•	Middle market companies across Europe

•	Concentration on telecommunications, software/IT, media, specialty chemical/pharmaceutical and business services sectors

ELECTRA EUROPEAN FUND, L.P.
Fund Size:	€1.0 B	Date Closed:	03/01
Allocation:	6.7%	Percent Drawn:	63.5%
Investment Strategy:		European Buyouts

•	Middle-market companies primarily in UK, France and Germany

•	Concentration on business services, financial services, consumer, media and communications and industrial sectors

•	Partial focus on transactions involving turnarounds and/or restructurings

Excelsior Buyout Investors, LLC

Schedule of Net Asset Value

December 31, 2004

	Total Cost	Fair Market Value 9/30/2004	Capital Invested/ (Realized Proceeds)	Value Change	Fair Market Value 12/31/2004
Limited Partnerships
2003 Riverside Capital Appreciation Fund, L.P.	1,124,169	778,480	296,088	—	1,074,568
Advent Global Private Equity IV - A, L.P.	3,215,331	4,052,463	—	1,384,612	5,437,075
Berkshire Fund VI, L.P.	1,362,745	2,289,368	—	149,632	2,439,000
Blue Point Capital Partners, L.P.	3,379,191	3,049,188	(48,374)	(0)	3,000,814
Blum Strategic Partners II, L.P.	5,392,367	8,752,733	—	1,129,840	9,882,573
Catterton Partners V, L.P.	1,185,223	530,828	525,784	—	1,056,612
Charlesbank Equity Fund V, L.P.	1,901,764	4,600,536	—	(300,536)	4,300,000
Electra European Fund, L.P.	2,215,420	3,018,691	212,447	66,907	3,298,046
Lincolnshire Equity Fund III, L.P.	51,909	—	51,909	—	51,909
MatlinPatterson Global Opportunities Partners, L.P.	1,532,353	4,284,616	(1,507,820)	—	2,776,796
OCM Principal Opportunities Fund II, L.P.	944,543	3,267,704	—	(460,070)	2,807,634

Total Investments	22,305,016	34,624,607	(469,966)	1,970,385	36,125,026

Cash & Equivalents		37,440,569	469,966	(1,691,640)	36,218,895
Other Net Assets/(Liabilities)		(768,320)		(128,995)	(897,315)
Total Net Assets		71,296,856		149,750	71,446,607

Units of Membership Interest Outstanding		64,015		64,015	64,015
Net Asset Value per Share		$1,113.75		$2.34	$1,116.09

		Actual			Actual

0.2% Q/Q change

(factoring in distribution of

$80 per unit or total of

$5,121,200, Q/Q

change is actually 7.4%)

U.S. TRUST

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